                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Emerging Markets Debt Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Average Annual Total Returns*
Scudder Emerging Markets Debt Fund	1-Year	3-Year	5-Year	Life of Fund**
Institutional Class	26.81%	14.16%	16.93%	10.57%
JP Morgan EMBI Global Diversified+	23.90%	15.03%	15.88%	15.03%

Sources: Lipper Inc. and Deutsche Asset Management Investment Services Limited

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 10/31/03	$ 6.91
10/31/02	$ 6.08
Distribution Information: Twelve Months: Income Dividends	$ .66
SEC 30-day Yield[a]	5.67%

a The SEC yield is net investment income per share earned over the month ended October 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields are historical and will fluctuate. The SEC yield would have been 4.67% had certain expenses not been reduced.
Institutional Class Lipper Rankings* - Emerging Market Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	46	of	50	91
3-Year	34	of	44	76
5-Year	26	of	41	62

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $250,000 Investment*
[] Scudder Emerging Markets Debt Fund - Institutional Class [] JP Morgan EMBI Global Diversified+

Yearly periods ended October 31

Comparative Results*
Scudder Emerging Markets Debt Fund		1-Year	3-Year	5-Year	Life of Fund**
Institutional Class	Growth of $250,000	$317,025	$371,925	$546,550	$632,850
	Average annual total return	26.81%	14.16%	16.93%	10.57%
JP Morgan EMBI Global Diversified+	Growth of $250,000	$309,750	$380,550	$522,425	$896,875
	Average annual total return	23.90%	15.03%	15.88%	15.03%

The growth of $250,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on August 4, 1994. Index comparisons begin July 31, 1994.
+ The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, formerly JP Morgan EMBI Global Constrained, is an unmanaged foreign securities index representing external currency-denominated debt instruments of emerging markets and is a widely accepted benchmark of emerging debt market performance.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance.

Portfolio Management Review

Scudder Emerging Markets Debt Fund

Deutsche Asset Management Investment Services Ltd. ("DeAMIS" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Emerging Markets Debt Fund. DeAMIS provides a full range of investment advisory services to institutional and retail clients. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Brett Diment

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1991 as a member of the fixed income group.

• Head of Emerging Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

• BSc, London School of Economics.

Edwin Gutierrez

Vice President of Deutsche Asset Management and Co-Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2000 after five years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

• MSc, Georgetown University.

Nima Tayebi

Director of Deutsche Asset Management and Co-Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2001 as an Emerging currency fund manager. Previously, an executive director responsible for emerging markets trading at Millennium Global Investments. Prior to that, Vice President at Salomon Brothers, focusing on emerging currency and debt trading, and also Head of Fixed Income research at Renaissance Capital.

• M.Phil from Cambridge University.

In the following interview, Lead Portfolio Manager Brett Diment discusses Scudder Emerging Markets Debt Fund's strategy and the market environment during the 12-month period ended October 31, 2003.

Q: The emerging debt market performed very well over the past year. What factors led to this strong gain?

A: Both fundamental improvements and increased investor demand for higher-yielding assets have helped the market. Looking first at fundamentals, a number of positive developments have encouraged investors to put money to work in emerging-markets bonds. First, global interest rates were low, resulting in low cost-of-financing for emerging countries. Second, commodities prices were rising sharply, helping basic materials exporters such as Brazil and Russia. Third, we continued to see examples of countries - most notably Brazil - in which governments have been making meaningful reforms. In a low-interest-rate environment in which investors have been desperately seeking assets that can generate an attractive yield, these factors helped boost demand for emerging-markets debt among both individuals and institutions. Naturally, this huge inflow of cash was a positive for the market, as the bonds of every country in the benchmark delivered a gain for the period. As prices rose, yields fell: At the close of the period, the yield spread of the asset class versus Treasuries stood at 4.70%, compared with 8.62% one year ago.1

1 The "yield spread" is the difference in yield between an asset class or a security and comparable Treasuries. A large spread indicates yields substantially above those of Treasuries, which is typical of emerging-markets debt. This is generally indicative of a higher-risk environment. Similarly, a tighter spread, or a smaller difference in yield between an asset class or a security and comparable Treasuries, generally indicates investors perceive the market environment as less risky.

Q: How did the fund perform in this environment?

A: For the 12-month period ended October 31, 2003, Scudder Emerging Market Debt Fund's total return was 26.81%, outpacing the 23.90 % return of the fund's benchmark, the JP Morgan Emerging Markets Bond Index Global Diversified.2

2 The JP Morgan Emerging Markets Bond Index Global Diversified is an unmanaged foreign securities index representing external currency-denominated debt instruments of emerging markets.

Q: What is the fund's broad positioning?

A: For much of the year, the fund had a relatively aggressive positioning given the positive backdrop for emerging debt. Recently, however, we have begun to take a more conservative posture. With yield spreads in many countries reaching historic lows - signifying that the high level of optimism in the market may already be largely factored into prices - we think the market is more vulnerable to event risk. We do not think this risk is likely to come from the emerging-debt market itself, given the strong (and improving) fundamentals and relatively limited funding needs for the largest countries in the asset class.3 Instead, risk is likely to be external in nature. Possibilities include terrorist activity, slower growth in China and the chance that the stronger US economy will prompt the Federal Reserve to start raising interest rates sooner than expected.

3 Lower funding needs are a positive because it indicates the country's financial health is strong, and a lower supply of bonds is generally a positive for prices.

As a result, we have scaled back the portfolio's risk exposure. We have concentrated its overweights4 in relatively high-yielding countries with limited funding needs (such as Venezuela) and in countries with improving fundamentals (such as Bulgaria and Romania). In general, we have favored bonds in countries that display a limited correlation with the overall market. At the same time, we continued to underweight lower-tier countries in which we believe valuations have become too expensive due to the recent run-up in price and in which we expect increased issuance next year. These include Colombia, Peru and the Philippines.

4 "Overweight" means a fund holds a higher weighting in a given sector or country than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole.

Q: The fund has held a position in local-currency bonds, as opposed to those denominated in dollars. Why?

A: Since we have the option of buying bonds denominated in US dollars or investing in local currencies, we look for relative value between the two areas. Earlier in the year, we began building a position in local currency for two reasons. First, in many countries dollar-denominated bonds outperformed their local counterparts, so we believed we could find better values by making this shift. Second, we believed the dollar would weaken versus many emerging-markets currencies. This positioning proved helpful to performance when the dollar did indeed lose ground during the second half of the reporting period.

In addition, we continue to see value in many emerging- markets currencies. However, we have reduced the fund's position in this area given the appreciation we have already seen and our concurrent desire to reduce the portfolio's risk. At the close of the period, the fund held positions in the Argentine peso, Brazilian real, Uruguayan peso, Russian ruble and Turkish lira. It also held positions in the Korean won and Indonesian rupiah earlier in the period, but we have since closed these positions.

Q: How is the fund positioned in Latin America?

A: The fund is neutral in Brazil after having been overweight earlier in the period. We remain optimistic on the outlook for Brazil, as the economy is showing signs of recovering, exports have been rising, and the country appears to be becoming less reliant on external financing. Nevertheless, we scaled back our previously overweight position in the first part of 2003 on the belief that these changes, while positive, were fully reflected in prices. This move proved to be premature, however, and this detracted from performance in the second half of the period. We continue to favor exposure to the local currency over dollar-denominated debt.

An overweight in Argentina was a detractor from fund performance. The government is seeking to restructure the country's debt on terms unfavorable to investors, and this resulted in a negative reaction by the market. Our view differs from the consensus in that we believe the government will make a better offer to bondholders in 2004, which should lead to a rebound in the country's bond prices. Additionally, we believe the continued improvement in the health of Argentina's economy will ultimately be reflected in its bond market.

Elsewhere in the region, we favor Venezuela. We believe the opposition party's push to recall President Hugo Chavez has caused the markets to focus on political noise rather than the country's continued willingness - and improving ability - to service its debt. The fund has a large underweight position in Colombia, where we are discouraged by the government's weak fiscal situation and the lack of progress being made on the reform front.

Q: The fund is underweight in Asia. Why?

A: We have been underweight in Asia for some time, for two reasons. Earlier in the year, we adopted this position due to the uncertainty as to how the SARS (severe acute respiratory syndrome) virus would affect the region's economies. Although that issue subsequently faded from investors' radar screens, we nonetheless maintained the underweight based on our view that better values were available elsewhere in the world. The fund is not overweight in any individual country in Asia, and it is underweight in the Philippines, where we are seeing a lack of expenditure control by the government in the run-up to next May's presidential election.

Q: How is the fund positioned within the Europe, Middle East and Africa region?

A: The fund remains overweight in Romania and Bulgaria. These countries, in fact, represent the two largest overweights in the portfolio. We hold a position in these countries because they are scheduled to join the European Union (EU) in 2007. In the past, countries that have joined the EU have seen their bond yields fall to converge with that of the larger entity. This has been the case with Poland and Hungary in anticipation of their accession in 2004, and with Spain, Italy and Greece before them. The fund's positions in Bulgaria and Romania hurt performance during the reporting period as both underperformed the benchmark (despite delivering strong absolute returns). However, we intend to keep the fund positioned to take advantage of what we believe will be an eventual decline in bond yields.

The fund also remains overweight in Russia. We established this position on the basis of several key factors: the country's disciplined fiscal policy, its rapidly declining debt ratios and its strong economic growth. During September, however, the CEO of the oil company Yukos - Mikhail Khodorkovsky - was arrested at gunpoint on various criminal charges. Most investors believe this is an isolated incident intended to send a message to other Russian oligarch groups. Although we continue to like the debt-related fundamentals in the Russian market, we reduced the fund's overweight position to reflect the risk of additional political upheaval.

Q: Any final thoughts for investors?

A: The emerging bond markets have always been a source of high volatility, on the upside as well as the downside. Fortunately, the past 12 months were squarely in the "up" column. As we move into the new fiscal year, we remain positive on the improving fundamentals of the emerging-debt market. However, it is unlikely that the next 12 months will bring a repeat of this year's exceptional performance. We therefore encourage investors to maintain a focus on the potential long-term benefits of investing in this asset class, rather than the day-to-day movements of the markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Asset Allocation	10/31/03	10/31/02

Debt Obligations	80%	87%
Loan Participations	2%	4%
Cash, net	18%	9%
	100%	100%

Geographical (Excludes Cash Equivalents)	10/31/03	10/31/02

Russia	17%	20%
United States	9%	-
Venezuela	9%	5%
Mexico	8%	7%
Bulgaria	7%	8%
Brazil	7%	8%
Turkey	6%	3%
Unkraine	6%	3%
Romania	6%	-
Argentina	5%	4%
Malaysia	5%	9%
Colombia	-	8%
All Other Countries	15%	25%
	100%	100%

Currency Exposure	10/31/03	10/31/02

United States	91%	97%
Brazilian Cruzeiro	3%	-
Russian Ruble	3%	-
Argentina Peso	1%	-
Uruguay Peso	1%	-
Euro	1%	2%
Turkish Lira	-	1%
	100%	100%

Average Life (Excludes Cash Equivalents)	10/31/03	10/31/02

0<5 Years	4%	21%
5<10 Years	25%	30%
10+ Years	71%	49%
	100%	100%

Asset allocation, geographical, currency exposure and average life are subject to change.

Investment Portfolio as of October 31, 2003

	Principal Amount ($) (a)	Value ($)

Bonds 79.7%
Argentina 3.8%
Republic of Argentina:
7.125%, 6/10/2049* EUR	2,000,000	488,250
8.0%, 10/30/2009* EUR	2,377,507	660,395
9.0%, 11/19/2008* EUR	766,938	209,518
9.25%, 7/20/2004* EUR	1,930,000	562,143
9.75%, 9/19/2027*	1,550,000	426,250
10.25%, 2/6/2049* EUR	2,607,589	712,361
10.50%, 11/29/2049* EUR	3,533,539	985,857
Series BGL4, 11.0%, 10/9/2006*	800,000	214,000
(Cost $4,745,006)		4,258,774
Brazil 5.4%
Federative Republic of Brazil:
8.875%, 4/15/2024	1,500,000	1,267,500
10.0%, 8/7/2011	620,000	632,400
11.0%, 2/4/2010 EUR	2,500,000	3,058,828
11.0%, 1/11/2012	200,000	214,000
C Bond, 8.0%, 4/15/2014	221,654	207,523
Floating Rate Debt Conversion Bond, LIBOR plus .875%, Series L, 2.06%**, 4/15/2012	820,000	692,387
(Cost $5,633,729)		6,072,638
Bulgaria 5.5%
Republic of Bulgaria, 8.25%, 1/15/2015 (Cost $5,625,919)	5,400,000	6,142,500
Ecuador 1.9%
Republic of Ecuador, Step-up Coupon, 7.0%**, 8/15/2030 (Cost $2,000,097)	3,200,000	2,144,000
El Salvador 3.0%
Republic of El Salvador, 144A, 8.25%, 4/10/2032 (Cost $3,354,485)	3,500,000	3,333,750
Ivory Coast 0.3%
Ivory Coast, Collateralized Discount Bond, Series FRF, Step-up Coupon, 2.0%, 3/29/2018* (Cost $270,500)	1,700,000	297,500
Malaysia 3.8%
Petroliam Nasional Berhad, 7.75%, 8/15/2015	3,060,000	3,571,020
Petronas Capital Ltd., Series REGS, 7.0%, 5/22/2012 (Cost $4,252,131)	600,000	669,300
		4,240,320
Mexico 6.4%
Mexican Fixed Rate Bonds, Series M10, 10.5%, 7/14/2011 MXP	20,800,000	2,157,086
Petroleos Mexicanos SA, 9.25%, 3/30/2018	300,000	345,000
United Mexican States:
8.0%, 9/24/2022	2,200,000	2,392,500
11.375%, 9/15/2016	1,550,000	2,177,750
Series B, Value Recovery Rights, 6/30/2004*	2,350,000	21,150
Series C, Value Recovery Rights, 6/30/2005*	2,350,000	5,875
Series D, Value Recovery Rights, 6/30/2006*	2,350,000	2,350
Series E, Value Recovery Rights, 6/30/2007*	2,350,000	1,175
(Cost $7,182,881)		7,102,886
Nigeria 0.4%
Nigeria Promissory Notes, Series RC, 5.092%, 1/5/2010 (Cost $370,869)	462,361	396,375
Philippines 2.8%
Republic of Philippines:
9.0%, 2/15/2013	900,000	937,125
9.375%, 1/18/2017	600,000	636,750
9.875%, 3/16/2010	1,400,000	1,547,000
(Cost $3,218,064)		3,120,875
Romania 4.5%
Republic of Romania, 8.5%, 5/8/2012 (Cost $4,753,423) EUR	3,740,000	5,037,303
Russia 13.9%
Russian Federation:
11.0%, 7/24/2018	1,100,000	1,465,750
12.75%, 6/24/2028	1,400,000	2,201,500
Step-up Coupon, 5.0%**, 3/31/2030	6,950,000	6,487,825
Russian Ministry of Finance:
Series VI, 3.0%, 5/14/2006	1,700,000	1,640,500
3.0%, 5/14/2011	4,900,000	3,746,050
(Cost $15,270,323)		15,541,625
Tunisia 2.8%
Banque Centrale de Tunisie, 6.25%, 2/20/2013 EUR	800,000	967,293
Banque Centrale de Tunisie, 8.25%, 9/19/2027	2,000,000	2,165,000
(Cost $3,083,827)		3,132,293
Turkey 4.8%
Republic of Turkey:
10.5%, 1/13/2008	700,000	801,500
11.0%, 1/14/2013	700,000	819,875
12.375%, 6/15/2009	3,000,000	3,712,500
(Cost $4,934,574)		5,333,875
Ukraine 4.6%
Government of Ukraine: 7.65%, 6/11/2013	3,800,000	3,766,750
10.0%, 3/15/2007 EUR	503,072	631,607
11.0%, 3/15/2007	718,674	796,650
(Cost $4,886,598)		5,195,007
United States 7.3%
Pemex Project Funding Master Trust:
6.25%, 8/5/2013 EUR	1,300,000	1,488,581
7.375%, 12/15/2014	5,900,000	6,195,000
8.625%, 2/1/2022	470,000	512,300
(Cost $8,151,306)		8,195,881
Uruguay 1.3%
Republic of Uruguay, PIK, 7.5%, 3/15/2015 (Cost $1,428,853)	1,870,000	1,449,250
Venezuela 7.2%
Republic of Venezuela:
5.375%, 8/7/2010	2,100,000	1,554,000
10.75%, 9/19/2013	4,830,000	4,564,350
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	1,500,000	1,291,875
Series DL, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 1.87%**, 12/18/2007	749,980	693,732
(Cost $7,942,982)		8,103,957
Total Bonds (Cost $87,105,567)		89,098,809
Loan Participation 1.8%
Algeria
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.06%**, 3/4/2010 (Cost $2,064,519)	2,135,000	2,054,938

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $89,170,086) (b)	81.5	91,153,747
Other Assets and Liabilities, Net	18.5	20,709,352
Net Assets	100.0	111,863,099

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.
** These securities are shown at their current rate as of October 31, 2003.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) The cost for federal income tax purposes was $89,467,251 At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $1,686,496. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,265,696 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,579,200.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the interest is paid in kind.

Currency Abbreviations
EUR	Euro
MXP	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments in securities, at value (cost $89,170,086)	$ 91,153,747
Cash	11,431,469
Receivable for investments sold	7,619,020
Interest receivable	1,708,349
Unrealized appreciation on forward currency exchange contracts	752,258
Due from Advisor	4,379
Other asset	9,208
Total assets	112,678,430
Liabilities
Unrealized depreciation on forward currency exchange contracts	732,561
Other accrued expenses and payables	82,770
Total liabilities	815,331
Net assets, at value	$ 111,863,099
Net Assets
Net assets consist of: Undistributed net investment income	7,354,481
Net unrealized appreciation (depreciation) on: Investments	1,983,661
Foreign currency related transactions	21,065
Accumulated net realized gain (loss)	(8,885,715)
Paid-in capital	111,389,607
Net assets, at value	$ 111,863,099
Net Asset Value
Net Asset Value, offering and redemption price per share ($111,863,099 / 16,178,368 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 6.91

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Income: Interest	$ 6,993,579
Total income	6,993,579
Expenses: Advisory fee	856,768
Administrator service fee	214,191
Custodian fees	56,763
Auditing	31,973
Legal	20,974
Trustees' fees and expenses	2,296
Reports to shareholders	5,048
Registration fees	8,324
Other	4,974
Total expenses, before expense reductions	1,201,311
Expense reductions	(770,211)
Total expenses, after expense reductions	431,100
Net investment income	6,562,479
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	14,534,924
Foreign currency related transactions	1,201,140
15,736,064
Net unrealized appreciation (depreciation) during the period on: Investments	(112,028)
Foreign currency related transactions	14,879
(97,149)
Net gain (loss) on investment transactions	15,638,915
Net increase (decrease) in net assets resulting from operations	$ 22,201,394

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income	$ 6,562,479	$ 7,521,761
Net realized gain (loss) on investment transactions	15,736,064	(1,608,520)
Net unrealized appreciation (depreciation) on investment transactions during the period	(97,149)	2,146,956
Net increase (decrease) in net assets resulting from operations	22,201,394	8,060,197
Distributions to shareholders from net investment income	(7,360,500)	(12,802,596)
Fund share transactions: Proceeds from shares sold	76,240,406	93,487,785
Reinvestment of distributions	7,316,340	12,746,627
Cost of shares redeemed	(54,380,609)	(106,329,987)
Net increase (decrease) in net assets from Fund share transactions	29,176,137	(95,575)
Increase (decrease) in net assets	44,017,031	(4,837,974)
Net assets at beginning of period	67,846,068	72,684,042
Net assets at end of period (including undistributed net investment income of $7,354,481 and $6,016,988, respectively)	$ 111,863,099	$ 67,846,068
Other Information
Shares outstanding at beginning of period	11,163,750	11,078,229
Shares sold	11,804,643	15,564,753
Shares issued to shareholders in reinvestment of distributions	1,289,430	2,256,040
Shares redeemed	(8,079,455)	(17,735,272)
Net increase (decrease) in Fund shares	5,014,618	85,521
Shares outstanding at end of period	16,178,368	11,163,750

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Class
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 6.08	$ 6.56	$ 6.97	$ 5.80	$ 5.82
Income (loss) from investment operations: Net investment income	.49[a]	.53[a]	1.37	.60	.19
Net realized and unrealized gain (loss) on investment transactions	1.00	.17	(1.05)	.81	.69
Total from investment operations	1.49	.70	.32	1.41	.88
Less distributions from: Net investment income	(.66)	(1.18)	(.73)	(.24)	(.90)
Net asset value, end of period	$ 6.91	$ 6.08	$ 6.56	$ 6.97	$ 5.80
Total Return (%)[b]	26.81	12.22	4.52	25.08	17.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	112	68	73	285	340
Ratio of expenses before expense reductions (%)	1.40	1.46	1.38	1.37	1.40
Ratio of expenses after expense reductions (%)	.50	.50	.87[c]	1.01	1.00
Ratio of net investment income (%)	7.67	8.79	10.31	8.29	10.90
Portfolio turnover rate (%)	384	590	464[d]	359	397
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Beginning June 1, 2001, the expense cap was decreased from 1.00% to .50%.
[d] Excludes portfolio securities delivered as a result of processing a redemption in-kind transaction.

Notes to Financial Statements

A. Significant Accounting Policies

Emerging Markets Debt Fund ("Scudder Emerging Markets Debt Fund" or the "Fund"), is a non-diversified series of Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $8,589,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($1,764,000), October 31, 2009 ($3,169,000) and October 31, 2010 ($3,656,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign currency transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 7,465,343
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (8,589,000)
Unrealized appreciation (depreciation) on investments	$ 1,686,496

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended October 31,
	2003	2002
Distributions from ordinary income	$ 7,360,500	$ 12,802,596

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $308,300,788 and $293,866,797, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management Investment Services Limited ("DeAMIS" or the "Advisor"), is the Advisor for the Fund. Deutsche Asset Management, Inc. ("DeAM, Inc."), is the Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended October 31, 2003, the Advisor and Administrator have contractually agreed to maintain the annualized expenses of the Fund to 0.50%. Under this agreement, the Advisor waived $770,211 of management fees. Accordingly, for the year ended October 31, 2003 the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.10% of the Fund's average daily net assets.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Institutional Class	$ 214,191	$ 22,367.25%

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

F. Open Forward Foreign Currency Contracts

The Fund had the following open contracts at October 31, 2003:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	1,380,000	ARA	4,074,450	11/21/2003	$ 34,230
USD	2,821,999	BRC	8,684,430	11/21/2003	179,890
USD	2,210,000	CLP	1,459,192,000	11/21/2003	121,234
USD	1,080,000	COP	3,112,020,000	11/21/2003	7,078
USD	1,617,192	INR	14,053,280,000	11/21/2003	31,553
USD	1,500,000	RUB	48,795,000	11/19/2004	129,487
USD	760,000	RUB	22,914,000	11/21/2003	5,203
USD	700,000	TRL	1,071,700,000,000	11/21/2003	4,107
USD	1,586,242	ZAR	11,788,000	11/21/2003	117,177
USD	356,035	UYU	10,236,000	12/12/2003	1,805
EUR	12,560,000	USD	14,638,429	1/29/2004	73,768
KRW	2,604,350,000	USD	2,200,084	11/21/2003	2,479
TRL	3,315,280,000,000	USD	2,222,386	11/21/2003	44,247
Total unrealized appreciation					$ 752,258

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation
USD	380,000	ARA	1,079,580	11/21/2003	$ (5,281)
USD	760,000	BRC	2,178,160	11/21/2003	(7,090)
USD	1,200,000	INR	10,174,600,000	11/21/2003	(6,306)
USD	2,240,000	KRW	2,604,350,000	11/21/2003	(42,395)
USD	357,451	UYU	10,060,000	12/12/2003	(5,764)
USD	740,000	TRL	1,150,700,000,000	3/19/2004	(76,202)
USD	710,000	MXP	7,814,615	11/21/2003	(4,809)
USD	760,000	TRL	1,092,880,000,000	11/21/2003	(41,978)
ARA	1,903,655	USD	650,000	11/21/2003	(10,753)
BRC	4,382,700	USD	1,360,242	11/21/2003	(154,696)
CLP	1,459,192,000	USD	2,253,161	11/21/2003	(78,074)
COP	3,112,020,000	USD	1,076,824	11/21/2003	(10,255)
INR	24,227,880,000	USD	2,782,095	11/21/2003	(60,344)
MXP	22,260,985	USD	1,970,572	11/21/2003	(38,259)
MXP	8,565,000	USD	766,169	1/29/2004	(790)
ZAR	26,396,700	USD	3,624,876	11/21/2003	(189,565)
Total unrealized depreciation					$ (732,561)

Currency Abbreviations
ARA	Argentina Peso	MXP	Mexican Peso
BRC	Brazilian Cruzeiro	RUB	Russian Ruble
CLP	Chilean Peso	TRL	Turkish Lire
COP	Columbian Peso	USD	US Dollars
EUR	Euro	UYU	Uruguay Peso
INR	Indian Rupee	ZAR	South African Rand
KRW	Korean Won

G. Line of Credit

Effective April 11, 2003, the Fund and several affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

Prior to April 11, 2003, the Fund and several other affiliated funds (the "Participants") shared in a $50 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, which included the meeting of redemption requests that otherwise would have required the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated at the Federal Funds Rate plus 1.0 percent.

Report of Independent Auditors

To the Board of Trustees of Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust) and Shareholders of Scudder Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Debt Fund (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2003	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Trustee since 1993	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 2002	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
201

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 Chief Executive Officer since 2003	See information presented under Interested Director.
Brenda Lyons[5] 2/21/63 President, 2003-present	Managing Director, Deutsche Asset Management
Daniel O. Hirsch 3/27/54 Vice President since 2001 and Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Assistant Secretary since 2003	Director, Deutsche Asset Management.
Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Institutional Class
Nasdaq Symbol	MGEIX
CUSIP Number	81116P 857
Fund Number	553

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder MG Investments Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Debt Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Emerging Markets Debt Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               December 22, 2003
                                    ---------------------------